Foreign Operations	3 Months Ended
Mar. 31, 2013
Foreign Currency [Abstract]
Foreign Operations

Note 11 – Foreign Operations

Costa Rica

Operations outside the U.S. include subsidiaries in Costa Rica. Foreign operations are subject to risks inherent in operating under different legal systems and various political and economic environments. Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange controls, and restrictions on currency exchange. These subsidiaries are still in the development stage and have not generated any revenues.

Results of operations for the Company’s Costa Rica Subsidiary are translated from the local (functional) currency to the U.S. dollar using month-end exchange rates during the period, while assets and liabilities are translated at the exchange rate in effect at the reporting date. Resulting gains or losses from translating foreign currency financial statements are recorded as other income (loss), if any. Foreign currency transaction gains (losses) resulting from the exchange rate fluctuations on transactions denominated in a currency other than the Colon are included in earnings. The consolidated financial statements of the Company’s Costa Rica subsidiary are prepared using the U.S. dollar as the functional currency. As a result, the transactions of those operations that are denominated in foreign currencies are re-measured into U.S. dollars and any resulting gains or losses are included in earnings. Net foreign currency transactions gains (losses) were immaterial during the period ending March 31, 2013.